Dryden Municipal Series Fund
Florida Series

________________________________________________________

Supplement dated January 26, 2004
to the Prospectus and Statement of Additional Information dated October 31, 2003

The following information supercedes any contrary information contained in the Prospectus or in the statement of additional information (SAI), in particular, the section of the Prospectus entitled "How to Buy, Sell and Exchange Shares of the Series," and the section of the SAI entitled "Purchase, Redemption and Pricing of Series Shares :"

Effective February 2, 2004, Class C shares purchased on or after February 2, 2004 will not be subject to an initial sales charge. Effective February 2, 2004, Class C shares purchased on or after February 2, 2004 will be subject to a contingent deferred sales charge (CDSC) for a period of 12 months from the date of purchase.

To reflect these changes, the section of the Prospectus entitled
"Risk/Return Summary -- Fees and Expenses" is amended with the following:


Shareholder Fees1 (paid directly from your investment)	     	Class C

Maximum sales charge (load) imposed on purchases (as a 	    	None
percentage of offering price)

Maximum deferred sales charge (load) (as a percentage 		1%4
of the lower of original purchase price or sale proceeds)

Maximum sales charge (load) imposed on reinvested 		None
dividends and other distributions

Redemption fees							None

Exchange fee							None

4 The CDSC for Class C shares is 1% for shares redeemed within 12 months from the date of purchase.

To reflect these changes, the section of the Prospectus entitled
"Risk/Return Summary -- Fees and Expenses -- Example" is amended with the following:

This example will help you compare the fees and expenses of Class
C shares of the Series with the other share classes of the Series and compare the cost of investing in Class C shares of the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series' Class C shares for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series'
operating expenses   remain the same, except for any contractual
distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


		1 YR*		3 YRS	5 YRS	10 YRS
Class C shares	$285 ($185)	$573	$985	$2,137

_______________
*Because Class C shares are subject to a contingent deferred sales charge (CDSC) of 1% on shares sold within 12 months after purchase, the amount in parentheses represents your expenses on the same investment if you do not sell your shares during the first year after purchase. Because no CDSC applies after 12 months, there is no difference in expenses for shares whether or not they are sold after being held for three, five or ten years.








MF148C1